Accrued Expenses and Other Current Liabilities (Details) - Schedule of Salaries and Social Security Insurance Payables	Sep. 30, 2023 CNY (¥)	Sep. 30, 2023 USD ($)	Mar. 31, 2023 CNY (¥)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 CNY (¥)
Schedule of Salaries and Social Security Insurance Payables [Abstract]
Salaries	¥ 47,586,649	$ 6,627,852	¥ 47,390,831	$ 6,896,522	¥ 49,020,045
Social security insurance	6,808,494	948,285	7,179,828	1,044,840	7,732,161
Union Fee	607,968	84,677	617,838	89,911	707,067
Total	¥ 55,003,111	$ 7,660,814	¥ 55,188,497	$ 8,031,273	¥ 57,459,273